EXHIBIT 10.13

AMENDMENT #1 TO THE SECURITIES PURCHASE AGREEMENT

THIS AMENDMENT #1 (the “Amendment”) to the SPA (as defined below) is entered into as of April 29, 2025, by and between Lingerie Fighting Championships, Inc., a Nevada corporation (the “Company”), and Auctus Fund, LLC, a Delaware limited liability company (the “Holder”) (collectively the “Parties”).

BACKGROUND

A. The Company and Holder are the parties to that certain securities purchase agreement dated on or around December 9, 2024 (the “SPA”); and

B. The Parties desire to amend the SPA as set forth expressly below.

NOW THEREFORE, in consideration of the execution and delivery of the Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. All references to “167,500,000” in Section 1A of the SPA shall be replaced with “200,000,000”.

2. Section 8(a) of the SPA shall apply to this Amendment.

3. This Amendment may be executed in two or more counterparts, each of which when so executed and delivered to the other party shall be deemed an original. The executed page(s) from each original may be joined together and attached to one such original and shall thereupon constitute one and the same instrument. Such counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

4. This Amendment shall be deemed part of, but shall take precedence over and supersede any provisions to the contrary contained in the SPA. Except as specifically modified hereby, all of the provisions of the SPA, which are not in conflict with the terms of this Amendment, shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

Lingerie Fighting Championships, Inc. By: __________________________________ Name: Shaun Donnelly Title: Chief Executive Officer	Auctus Fund, LLC By: __________________________________ Name: Lou Posner Title: Managing Director

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